UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2021 (March 26, 2021)

Thunder Bridge Capital Partners III INC.

(Exact name of registrant as specified in its charter)

Delaware	001-399998	85-1445798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:   +1(202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	TBCPU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	TBCP	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	TBCPW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.

Separate Trading of Units, Class A Common Stock and Warrants

As previously reported on a Current Report on Form 8-K of Thunder Bridge Capital Partners III Inc. (the “Company”), filed on February 10, 2021, the Company consummated its initial public offering (the “IPO”) of an aggregate of 41,400,000 units (the “Units”), including 5,400,000 Units issued pursuant to the exercise in full of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fifth of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $414,000,000.

On March 26, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the Class A Common Stock and Warrants comprising the Units commencing on March 29, 2021. Those Units not separated will continue to trade on the Nasdaq Capital Market under the symbol “TBCPU”, and the Class A Common Stock and Warrants that are separated will trade on the Nasdaq Capital Market under the symbols “TBCP” and “TBCPW,” respectively. No fractional warrants will be issued upon separation of the Units and only whole Warrants will trade. Holders of the Units will need to instruct their brokers to contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate their Units into shares of Class A Common Stock and Warrants.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated March 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE CAPITAL PARTNERS III INC.

	By:	/s/ Gary A. Simanson
		Name:	Gary A. Simanson
		Title:	Chief Executive Officer

Dated: March 30, 2021

2